                                                                          Page 1
Chase Manhattan Auto Owner Trust 1996-C

                                                   Statement to Certificateholders
                                                           October 16 2000
        DISTRIBUTION IN DOLLARS
             ORIGINAL             PRIOR                                                                                 CURRENT
               FACE             PRINCIPAL                                                      REALIZED   DEFERRED     PRINCIPAL
   CLASS      VALUE              BALANCE        PRINCIPAL         INTEREST         TOTAL         LOSES    INTEREST      BALANCE
A1        225,000,000.00               0.00            0.00            0.00             0.00      0.00      0.00              0.00
A2        239,000,000.00               0.00            0.00            0.00             0.00      0.00      0.00              0.00
A3        324,000,000.00               0.00            0.00            0.00             0.00      0.00      0.00              0.00
A4        178,000,000.00      79,720,602.36    8,317,077.70      408,568.09     8,725,645.79      0.00      0.00     71,403,524.66
B1         30,938,845.63       9,783,364.42      266,077.82       50,955.02       317,032.84      0.00      0.00      9,517,286.60
TOTALS    996,938,845.63      89,503,966.78    8,583,155.52      459,523.11     9,042,678.63      0.00      0.00     80,920,811.26

 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                  PASS-THROUGH RATES
                PRIOR                                                              CURRENT                            CURRENT
              PRINCIPAL                                                           PRINCIPAL            CLASS         PASS THRU
 CLASS         FACTOR            PRINCIPAL        INTEREST         TOTAL            FACTOR                              RATE
A1            0.00000000         0.00000000      0.00000000      0.00000000       0.00000000             A1          5.489000%
A2            0.00000000         0.00000000      0.00000000      0.00000000       0.00000000             A2          5.750000%
A3            0.00000000         0.00000000      0.00000000      0.00000000       0.00000000             A3          5.950000%
A4          447.86855258        46.72515562      2.29532635     49.02048197     401.14339697             A4          6.150000%
B1          316.21620719         8.60012113      1.64695931     10.24708044     307.61608606             B1          6.250000%
TOTALS       89.77879353         8.60951056      0.46093410      9.07044466      81.16928297

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 2
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                   STATEMENT TO CERTIFICATEHOLDERS
                                                                       Due Period                                                 46
                                                                       Due Period Beginning Date                            09/01/00
                                                                       Due Period End Date                                  09/30/00
                                                                       Determination Date                                   10/10/00

Section 5.8(iii)            Servicing Fee                                                                                  74,586.64
Section 5.8(iii)            Servicing Fee per $1000                                                                       0.07481566

Section 5.8(iv)             Administration Fee                                                                              1,000.00
Section 5.8(iv)             Administration Fee per $1000                                                                  0.00100307

Section 5.8(vi)             Pool Balance at the end of the Collection Period                                           80,920,811.26

Section 5.8(vii)            Repurchase Amounts for Repurchased Receivable
                            By Seller                                                                                           0.00
                            By Servicer                                                                                    68,207.05
                            TOTAL                                                                                          68,207.05

Section 5.8(viii)           Realized Net Losses for Collection Period                                                      69,368.17

Section 5.8(ix)             Reserve Account Balance after Disbursement                                                  7,477,041.34

Section 5.8(x)              Specified Reserve Account Balance                                                           7,477,041.34

Section 5.8(xi)             Total Distribution Amount                                                                   9,212,172.39
                            Servicing Fee                                                                                  74,586.64
                            Administration Fee                                                                              1,000.00
                            Noteholders Distribution Amount                                                             8,725,645.79

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                        Certficateholders Distribution Amount                                             317,032.84
                                        Deposit to Reserve Account                                                         93,907.12












                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 4
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
I. Avaliable Amount in the Collection Accont

        A.Credits

                                1. Payments from Obligors Applied to Collection Period
                                                      a. Principal Payments                                             8,417,388.01
                                                      b. Other Interest Payments                                          698,384.17
                                                      c. Total                                                          9,115,772.18

                                2. Proceeds from Repurchased Receivables
                                                      a. Principal Before Cutoff Date                                           0.00
                                                      b. Interest Before Cutoff Date                                            0.00
                                                      c. Principal Payments                                                68,207.05
                                                      d. Recovery of Advance                                                    0.00
                                                      e. Other Interest Payments                                                0.00
                                                      f. Total                                                             68,207.05

                                3. Reversal from Defaulted Contracts                                                            0.00

                                4. Recovery of Defaulted Receivables                                                       28,193.16

                                5. Advance Recoveries Before Cutoff Date
                                                      a. Principal                                                              0.00
                                                      b. Interest                                                               0.00
                                                      c. Total                                                                  0.00

                                6. Net Adjustments                                                                              0.00

                                7.  Reserve Fund Transfer Amount                                                                0.00

                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 5
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                        8. Overpayment From Obligors                                                            0.00

                                        9. Total Credits                                                                9,212,172.39

                B. Debits

                                        1. Overpayments From Obligors                                                           0.00

                                        2. Advance Recovery Amount Before Cutoff Data to Seller
                                                              a. Principal                                                      0.00
                                                              b. Interest.                                                      0.00
                                                              c. Total                                                          0.00

                                        3. Reversal of Defaulted Contracts                                                      0.00

                                        4. Total Debits                                                                         0.00

                C. Total Available Amount (Lines A-B)                                                                   9,212,172.39





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 6
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
 II. Liquidation Proceeds on Defaulted Receivables for the Collection Period

                                        A.  Principal                                                                      97,560.46
                                        B.  Interest                                                                        8,869.58
                                        C.  Total                                                                         106,430.04

III.  Disbursements from Collection Account

                A. Avalaible Distribution Amount

                                        1.  Available Distribution Amount                                               9,212,172.39
                                        2.  Reserve Account Transfer Amount                                                     0.00
                                        3.  Total Distribution Amount                                                   9,212,172.39

                B.  Monthly Servicing Fee                                                                                  74,586.64

                C.  Monthly Administration Fee                                                                              1,000.00

                D.  Noteholders Interest Distributable Amount                                                             408,568.09

                E.  Certificateholders Interest Distributable Amount                                                       50,955.02

                F.  Noteholders Principal Distributable Amount                                                          8,317,077.70

                G.  Certificateholders Principal Distributable Amount                                                     266,077.82

                H.  Deposit to Reserve Account                                                                             93,907.12

IV. Monthly Disbursements

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 7
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000

                A. Pool Servicing Fee
                                        a.  Monthly Servicing Fee                                                          74,586.64
                                        b.  Unpaid Monthly Servicing Fee                                                        0.00
                                        c.  Total                                                                          74,586.64
                B. Administrative Fee   a.  Monthly Administration Fee                                                      1,000.00
                                        b.  Unpaid Monthly Administration Fee                                                   0.00
                                        c.  Total                                                                           1,000.00

                C. Noteholders' Interest Distributable Amount

                                        Class A-1  Monthly Interest                                                             0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Interest                                                             0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 8
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
                                        Class A-3  Monthly Interest                                                             0.00
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                                        0.00
                                        Class A-4  Monthly Interest                                                       408,568.09
                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                                  408,568.09
                                        Total for Notes  Monthly Interest                                                 408,568.09
                                        Total for Notes  Carryover Shortfall                                                    0.00
                                        Total for Notes  Total                                                            408,568.09

                D. Certificateholders' Interest Distributable Amount
                                        Class B-1  Monthly Interest                                                        50,955.02
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                   50,955.02
                                        Total for Certificates  Monthly Interest                                           50,955.02
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                      50,955.02

                E.  Noteholders' Principal Distributable Amount
                                        Class A-1  Monthly Principal                                                            0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Principal                                                            0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00
                                        Class A-3  Monthly Principal                                                            0.00
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                                        0.00
                                        Class A-4  Monthly Principal                                                    8,317,077.70

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 9
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                                8,317,077.70
                                        Total for Notes  Monthly Principal                                              8,317,077.70
                                        Total for Notes  Carryover Shortfall                                                    0.00
                                        Total for Notes  Total                                                          8,317,077.70

                F. Certificateholders' Principal Distributable Amout
                                        Class B-1  Monthly Principal                                                      266,077.82
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                  266,077.82
                                        Total for Certificates  Monthly Principal                                         266,077.82
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                     266,077.82

                G.  Total Disbursements                                                                                 9,118,265.27

V. Payment Deficiency Amount
                A. Scheduled Monthly Disbursements                                                                      9,118,265.27
                B. Available Distribution Amount                                                                        9,212,172.39




                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 10
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
                C. Payment Deficiency Amount                                                                                    0.00

VI. Reserve Account Transfer Amount
                A. Available Reserve Amount                                                                             7,477,041.34
                B. Payment Deficiency Amount                                                                                    0.00
                C. Withdrawal for Write-Off                                                                                     0.00
                D. Reserve Account Withdrawal (MIN:  Lines A and (B+C))                                                         0.00

VII. Pool Balance Reduction Allocation for Collection Period
                A. Beginning Pool Balance                                                                              89,503,966.78

                B. Pool Balance Reduction
                                        1. Avalaible Principal
                                                              a.  Principal Payments                                    8,417,388.01
                                                              b.  From Repurchased Receivables                             68,207.05
                                                              c.  Total                                                 8,485,595.06

                                        2.  From Defaulted Receivables                                                     97,560.46

                                        3.  Total Pool Balance Reduction                                                8,583,155.52

                C. Ending Pool Balance                                                                                 80,920,811.26

                D. Allocations
                                        1.Percentage Allocation
                                                              a.  Notes                                                 96.90000000%
                                                              b.  Certificates                                           3.10000000%

                                        2. Monthly Principal Allocation

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 11
Chase Manhattan Auto Owner Trust 1996-C

                                             October 16 2000
                                        a.  Notes                                                                       8,317,077.70
                                        b.  Certificates                                                                  266,077.82

VIII. Delinquency and Defaults

                                         Group 1
                                                                            Principal    Delinquency Principal
                                         Period                  Number       Amount             Balance
                                        30-59 days                594       419,551.00        2,756,417.21
                                        60-89 days                111       107,854.06          482,145.76
                                        90-119 days                47        64,680.81          223,543.34
                                        120-149 days               23        28,303.45           74,164.76
                                        150-179 days               13        16,602.34           34,663.72
                                        180-209 days                5        11,853.67           29,450.05
                                        210-239 days                6         7,605.29            8,157.40
                                        240+ days Delinquent        0             0.00                0.00
                                         Total                    799       656,450.62        3,608,542.24

         B. Principal amount of loans in defaulted receivables                                                             97,560.46





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 12
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT


          C. Delinquency Percentage
                       1. Outstanding principal balance for deliquency >= 60 days                                         852,125.03
                       2. Pool Principal Ending Balance                                                                80,920,811.26
                       3. Delinquency Percentage                                                                         1.05303570%

IX. Pool Delinquency Percentages
          A. Delinquency Percentage for 2nd previous period                                                              0.92083537%
          B. Delinquency Percentage for previous period                                                                  1.00318297%
          C. Delinquency Percentage for current period                                                                   1.05303570%
          D. Average Deliquency Percentage                                                                               0.99235135%

X. Portfolio Loss Ratios
          A. Net Loss Ratio for 2nd previous period                                                                      0.70116459%
          B. Net Loss Ratio for previous period                                                                          2.10209937%
                       1. Principal Balance of Defaulted Receivables                                                       97,560.46
                       2. Principal Recoveries on Defaulted Receivables                                                    28,192.29
                       3. Average Pool Balance for Collection Period                                                   85,212,389.03
                       4. Net Loss Ratio for Current Period(12*(1-2)/3)                                                  0.97687443%

          D.  Average Net Loss Ratio ((A+B+C) / 3)                                                                       1.26004613%

XI. Specified Reserve Account Balance
          A. Calculation for Reserve Account Floor Amount

                       1. Guaranteed Floor Amount                                                                       7,477,041.34
                       2.  Possible Floor Amount
                                    a. Principal Balance at the Beginning of Next Collection Period                    80,920,811.26

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 13
Chase Manhattan Auto Owner Trust 1996-C

                                 October 16 2000
         b. Cumulative Monthly Interest through Final Distribution Data

Class A-1 Balance
Class A-1 Interest Rate
Class A-1 Service Rate
Class A-1 Term
Class A-1 Interest
Class A-1 Service Fee
Class A-1 Total

Class A-2 Balance
Class A-2 Interest Rate
Class A-2 Service Rate
Class A-2 Term
Class A-2 Interest
Class A-2 Service Fee
Class A-2 Total






                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 14
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
Class A-3 Balance
Class A-3 Interest Rate
Class A-3 Service Rate
Class A-3 Term
Class A-3 Interest
Class A-3 Service Fee
Class A-3 Total

Class A-4 Balance
Class A-4 Interest Rate
Class A-4 Service Rate
Class A-4 Term
Class A-4 Interest
Class A-4 Service Fee
Class A-4 Total

Class B-1 Balance
Class B-1 Interest Rate
Class B-1 Service Rate
Class B-1 Term

Class B-1 Interest
Class B-1 Service Fee
Class B-1 Total

                           c. Possible Floor Amount equals Pool Balance + Interest + Service Fee
                              (Lines a+b)                                                                              90,476,348.29

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 15
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                    3. Reserve Account Floor (Minimum Lines 1 and 2)                                                    7,477,041.34

       B. Possible Reserve Account Amount

                    1. Reserve Account Trigger Percentages
                                a. Average Delinquency Percentage                                                        0.99235135%
                                b. Average Delinquency Percentage Trigger                                                1.25000000%
                                c. Average Loss Ratio                                                                    1.26004613%
                                d. Average Loss Ratio Trigger                                                            1.25000000%
                                e. Maximum Reserve Account Percentage Specified                                          6.00000000%
                                f. Minimum Reserve Account Percentage specified                                          3.00000000%
                                g. Reserve Account Percentage Applied                                                    6.00000000%

                    2. Pool Principal Balance                                                                          80,920,811.26
                    3. Possible Reserve Account Amount                                                                  4,855,248.68

       C. Specified Reserve Account Balance (Max: Lines A and B)                                                        7,477,041.34





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 16
Chase Manhattan Auto Owner Trust 1996-C

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
XII. Reserve Account
                A.  Reserve Account Balance After Disbursement from Previous Period
                                        1.  Reserve Account Balance After Disbursement from Previous Period             7,477,041.34
                                        2.  Reserve Account Transfer Amount                                                     0.00
                                        3.  Investment Earnings                                                            39,630.23
                                        4.  Deposit to Reserve Account After Disbursement                                  93,907.12
                                        5.  Amount After Deposit                                                        7,610,578.69

                B.  Specified Reserve Account Balance                                                                   7,477,041.34

                C.  Available Reserve Account Amount (Min:  Lines A and B)                                              7,477,041.34
                                        1.  Excess in Reserve Acct: Max(LinesA.5 - B and 0)                               133,537.35
                D.  Excess Amount to Seller 99% Lines A-B)                                                                132,201.98
                E.  Excess Amount to General Partner (1% Lines A-B)                                                         1,335.37
                F.  Ending Reserve Account Balance                                                                      7,477,041.34

XIII. Weighted Average Coupon as of Current Period

XIV. Weighted Average Maturity as of Current Period

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION